UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

757 Third Avenue, Suite 2018 New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 376-5742

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The board of directors (the “Board”) of the Relmada Therapeutics, Inc. (the “Company”) has approved an amendment to the Company’s 2014 Stock Option and Equity Compensation Plan (the “Plan Amendment”). Among other things, the Plan Amendment updates the definition of “change of control” and provides for accelerated vesting of all awards granted under the plan in the event of a change of control of the Company. The Board believes that these amendments will further align the interests of officers, directors, key employees, and consultants, with those of stockholders, motivate them to achieve key financial goals, and reward superior performance over a multi-year period.

In addition, the Company intends to enter into indemnification agreements (the “Indemnification Agreements”) with each of the Company’s directors and executive officers, a form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Plan Amendment and the form of Indemnification Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The above descriptions are only summaries of the terms of those agreements, do not purport to be complete descriptions of such documents, and are qualified in their entirety by reference to the Plan Amendment and the form of Indemnification Agreement, copies of which are attached as exhibits hereto and which are incorporated by reference in this Item 1.01.

In addition, the information relating to the Consulting Agreement described in Item 5.02 below is incorporated into this Item 1.01 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of August 6, 2015, the Board amended the Company’s Amended and Restated Bylaws (such amendment, the “Bylaws Amendment”). Among other things, the Amended and Restated Bylaws Amendment establishes advance notice requirements for nominations for election to the Company’s board of directors and for proposals of business to be acted upon at stockholder meetings. For example, the Amended and Restated Bylaws requires that, to be timely, a stockholder’s notice submitting a proposal of business or director nomination for consideration at the Company’s annual stockholder meeting must be delivered to the secretary of the Company at the Company’s principal executive offices by the close of business on not later than the close of business on the 120th day, and not earlier than the close of business on the 150th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary date of the preceding year’s annual meeting, notice by the stockholder, to be timely, must be so delivered not later than the later of the close of business on the later of the 120th day prior to such annual meeting and the 10th day following the day on which notice of the date of such meeting is first given to the stockholders, and not earlier than the close of business on the 150th day prior to such annual meeting. The Amended and Restated Bylaws also provides for notice procedures in the case of stockholder proposals for business or director nominations (if applicable) at special meetings. In addition, the Amended and Restated Bylaws requires that in order to be eligible to be a stockholder nominee for election as a director of the Company, the nominating stockholder must provide additional information to the Company, which is described in the Amended and Restated Bylaws.

In order to be eligible for inclusion on the Company’s proxy statement relating to the Company’s 2015 annual meeting of stockholders (the “2015 Meeting”), the Company must receive stockholder proposals at its principal executive office no later than July 21, 2015. Following the adoption of the Amended and Restated Bylaws, to be considered for presentation at the 2015 annual meeting, although not included in the proxy statement, proposals must be received by the secretary of the Company no earlier than July 21, 2015 (which is 150 days before December 18, 2015, the anniversary date of the 2014 annual meeting of stockholders the “Meeting Anniversary”) and no later than August 20, 2015 (which is 120 days before the Meeting Anniversary); provided, that, if the date of the 2015 annual meeting of stockholders is more than 30 days before or more than 30 days after the anniversary date of the 2014 annual meeting of stockholders, such dates shall change as described in the Amended and Restated Bylaws. For the avoidance of doubt, even if such a stockholder meets the timing requirements set forth in the Amended and Restated Bylaws, such stockholder must otherwise comply with the other requirements set forth in the Amended and Restated Bylaws. The Company also included the role of Executive Chairman in the Amended and Restated Bylaws.

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The above description of the Amended and Restated Bylaws is only a summary of the terms of such document, does not purport to be a complete description of such document, and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as an exhibit hereto and which is incorporated by reference into this Item 5.03.

Item 1.02 Termination of a Material Definitive Agreement.

On the August 3, 2015, the Company also entered into a Termination Agreement (the “Termination Agreement”) with Jamess Capital Group LLC (“JCG”). Pursuant to the terms of the Agreement, effective June 30, 2015 the parties terminated the Strategic Advisory Agreement, effective as of October 17, 2012, between the Company and JCG. The parties also agreed that any compensation owed to JCG on the effective date shall be deferred and payable to JCG or its designee no earlier than the uplisting the Company’s common stock to a senior stock exchange and no later than six (6) months after the uplisting.

The Termination Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The above description is only a summary of the terms of this agreement, and does not purport to be a complete description of such document, and is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached as an exhibit hereto and which is incorporated by reference in this Item 1.02.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2015, the Company entered into amended and restated employment agreements with Sergio Traversa (the “Traversa Agreement), and Douglas Beck (the “Beck Agreement”) and, together with the Traversa Agreement, the “Agreements”). Among other things, the amendments revise the previously disclosed underlying agreements to provide substantial uniformity among various provisions of the two agreements, to enhance severance benefits, including in the event of a change of control of the Company, and to provide for immediate vesting of options in accordance with the amended 2014 Stock Option and Equity Incentive Plan.

On August 4, 2015, the Company also entered into an Advisory and Consulting Agreement (the “Consulting Agreement”) with Sandesh Seth, the Company’s Chairman of the Board. The effective date of the Consulting Agreement is June 30, 2015. Mr. Seth has substantial experience in, among other matters, business development, corporate planning, corporate finance, strategic planning, investor relations and public relations, and an expensive network of connections spanning the biopharmaceutical industry, accounting, legal and corporate communications professions. Mr. Seth will provide advisory and consulting services to assist the Company with strategic advisory services, assist in prioritizing product development programs per strategic objectives, assist in recruiting of key personnel and directors, corporate planning, business development activities, corporate finance advice, and assist in investor and public relations services.

Forms of the Traversa Agreement, the Beck Agreement, and the Consulting Agreement are attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference. The above descriptions of the Agreements and Consulting Agreement are only summaries of the terms of those agreements, do not purport to be complete descriptions of such documents, and are qualified in their entirety by reference to the Traversa Agreement,the Beck Agreement, and Consulting Agreement, copies of which are attached as exhibits hereto and which are incorporated by reference into this Item 5.02.

In addition, the information relating to the Indemnification Agreements described in Item 1.01 above are incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Relmada Therapeutics, Inc.
10.1	Amendment to the Relmada Therapeutics, Inc. 2014 Stock Option and Equity Incentive Plan
10.2	Form of Indemnification Agreement
10.3	Termination Agreement, dated August 3, 2015, by and between Relmada Therapeutics, Inc. and Jamess Capital Group LLC
10.4	Amended and Restated Employment Agreement, dated August 5, 2015, by and between Relmada Therapeutics, Inc. and Sergio Traversa
10.5	Amended and Restated Employment Agreement, dated August 5, 2015, by and between Relmada Therapeutics, Inc. and Douglas Beck
10.6	Advisory and Consulting Agreement, dated August 4, 2015, by and between Relmada Therapeutics, Inc. and Sandesh Seth

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2015	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
Name: Sergio Traversa Title: Chief Executive Officer

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